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                                                                 EX-99.B5 ppapp


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[PERSPECTIVE PLUS LOGO]      FOR APPLICATION QUESTIONS OR ASSISTANCE,   APPLICATION FOR THE PERSPECTIVE
                             PLEASE CALL 800/539-9034                   PLUS FIXED AND VARIABLE ANNUITY(R)
                             (9:00 A.M. TO 8:00 P.M. EST).              USE DARK INK ONLY

[GRAPHIC]   ANNUITANT INFORMATION

Name (Print as desired in policy)                       Are you a U.S. citizen?
                                                        / /  Yes      / /  No
Social Security Number/Federal I.D. | | | |-| | |-| | | | |

Date of Birth                                    Age                 Sex

Address (Number and Street)

City                                            State            ZIP

Phone | | | |/| | | |-| | | | |

Policy Number (Home Office Use Only)

[GRAPHIC]   JOINT ANNUITANT (Optional)

Name                                                    Are you a U.S. citizen?
                                                        / /  Yes      / /  No
Social Security Number/Federal I.D. | | | |-| | |-| | | | |

Date of Birth                        Relationship

THE OWNER (If other than Proposed Annuitant)

Name                                                    Are you a U.S. citizen?
                                                        / /  Yes      / /  No
Date of Birth                        Relationship

Social Security Number/Federal I.D. | | | |-| | |-| | | | |

Address (Number and Street)

City                                            State            ZIP

Phone | | | |/| | | |-| | | | |

JOINT OWNER  / /  (Must be spouse of owner)

Name

Date of Birth                        Relationship

Social Security Number/Federal I.D.  | | | |-| | |-| | | | |

[GRAPHIC]   THE BENEFICIARY

(PRIMARY) NAME

Date of Birth                        Relationship

CONTINGENT NAME

Date of Birth                        Relationship



CAPITAL PROTECTION PROGRAM

  Capital Protection Program?    / /  Yes   / /  No
  Which Guaranteed Option do you intend for the Capital Protection
  Program?   / /   1 year    / / 3 year    / / 5 year    / / 7 year
  Now that you have determined which Guaranteed Option you intend to use, indicate below how you would like the balance of your initial investment allocated:

             PREMIUM ALLOCATION (Whole percentages -- must total 100%)

[GRAPHIC]
        JNL(R)/Eagle Core Equity               ________%
        JNL/Eagle SmallCap Equity              ________%
        JNL Capital Growth                     ________%
        JNL Aggressive Growth                  ________%
        JNL/Alger Growth                       ________%
        JNL Global Equities                    ________%
        JNL/Putnam Growth                      ________%
        JNL/Putnam Value Equity                ________%
        PPM/JNL Balanced                       ________%
        PPM/JNL Money Market                   ________%
        T. Rowe Price/JNL Established Growth   ________%
        T. Rowe Price/JNL Mid-Cap Growth       ________%
        T. Rowe Price/JNL Internat'l Equity    ________%
        Salomon Bros/JNL Global Bond           ________%
        Salomon Bros/JNL US Gov't & Qlty Bond  ________%
        Guaranteed Options
            1 year _______%   5 year _______%
            3 year _______%   7 year _______%

  Subsequent payments will be invested as indicated in Premium
  Allocation above unless the Company is otherwise instructed.

[GRAPHIC]       PREMIUM PAYMENT

  Initial premium with application      $_________________
  IRC 1035 Exchange?                    / /  Yes    / / No

  Will this annuity replace any existing life insurance or annuity?
  / /  Yes    / / No      Details:

  Company ________________________________________________________

  Policy No. _____________________________________________________

  Have you completed a State Replacement form (where required)?
  / /  Enclosed    / / Not required

[GRAPHIC]       ANNUITY TYPE

        PLAN TYPE                                             TYPE OF TRANSFER
  / / Non-tax Qualified                                       / / IRC 1035 Exchange
  / / IRA - Individual    Contribution year ____              / / Direct Transfer
  / / IRA - Spousal       Contribution year ____              / / Direct Rollover
  / / IRA - Custodial     Contribution year ____              / / Non-direct Rollover
  / / IRA - SEP           Contribution year ____              / / Trustee to Trustee
                                                                Transfer
  / / 401(k) Qualified Savings Plan
  / / HR-10 (KEOGH) Plans
  / / Other __________________

                                 PERSPECTIVE PLUS
                                 (NOT FOR AZ, FL, OH, KY, NJ, PA)


[GRAPHIC]     DOLLAR-COST AVERAGING
              (Minimum $15,000)

I authorize the Company to transfer the following amount as indicated below (min. $100). Transfers are available from all variable accounts and the one-year guaranteed account. (Check transfer frequency.)
/ / Monthly     / / Quarterly    / / Semiannually    / /  Annually
Please make the first transfer on __/__/19__ (m/d/y).
Source Fund           Destination Fund         Amount
(One source fund only)
_______________       ________________         $________________
_______________       ________________         $________________
_______________       ________________         $________________
_______________       ________________         $________________
_______________       ________________         $________________

[GRAPHIC]   REBALANCING

Rebalancing to begin on____/____/____ (date).
Rebalancing should occur:
/ / Monthly   / / Quarterly   / / Semiannually   / / Annually

[GRAPHIC]   TELEPHONE TRANSFER/WITHDRAWAL PRIVILEGE

         I (We) authorize and direct Jackson National Life Insurance Company
         (JNL) to act on instructions given by telephone from any person who can furnish proper identification. Telephone transfers/withdrawals are subject to the terms and provisions in the Prospectus. Neither JNL nor its agents or representatives who act on its behalf shall be subject to any claim, loss, liability, cost or expense in connection with a telephone
INITIAL/ transfer/withdrawal if JNL or such other person acted on telephone instructions in good faith in reliance on this authorization.

[GRAPHIC]  PRE-AUTHORIZED CHECK
           (Attach voided check)

I authorize JNL to withdraw $ _________________________
starting __________ (month), 19 ______ from my checking account for future premiums to the Contract with the following frequency:

        / / Monthly   / / 5th      or     / / 20th

        / / Quarterly (20th of January, April, July and October)

IMPORTANT: MAKE ALL CHECKS PAYABLE ONLY TO JACKSON NATIONAL LIFE INSURANCE
COMPANY

1. I hereby represent to the best of my knowledge and belief that each of the statements and answers contained above are full, complete and true.
2. The Social Security or taxpayer identification number shown above is certified to be correct.
3. I UNDERSTAND THAT ANNUITY PREMIUMS, BENEFITS, AND SURRENDER VALUES, IF ANY, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF JNL, ARE VARIABLE AND MAY BE INCREASED OR DECREASED, AND THE DOLLAR AMOUNTS ARE NOT GUARANTEED.
4. I have been given a current Prospectus for this variable annuity and for each Series listed above.
5. The Contract I (we) have applied for is suitable for my (our) insurance investment objective, financial situation and needs.
6. I UNDERSTAND THAT AMOUNTS PAYABLE FROM THE GUARANTEED ACCOUNT OPTION UNDER THIS CONTRACT ARE SUBJECT TO AN INTEREST RATE ADJUSTMENT IF WITHDRAWN OR TRANSFERRED PRIOR TO THE END OF THE APPLICABLE GUARANTEED PERIOD.


Dated and signed                                               Signature of Annuitant

at __________________________________ on __________ 19___      Signature of Owner if other than Annuitant                 Title
          City                State
                                                               Joint Owner or Joint Annuitant

REGISTERED REPRESENTATIVE STATEMENT
Agent statement. To the best of my knowledge and belief, this application / / WILL / / WILL NOT replace any life insurance or annuities. I have complied with requirements for disclosure and/or replacement as necessary.

I certify that I am authorized and qualified to discuss the Contract herein applied for.


Agent/Representative's Full Name (Please Print)                             Phone No.

Address                                                                     City                                     State

Signature of Agent/Representative               (ID #  -- FL only)          Date

Broker/Dealer Name and No.                                                  Agent Number

APPLICATION, FUNDS AND OTHER PAPERWORK SHOULD BE SENT TO:                              [JACKSON NATIONAL LOGO]
           Jackson National Life Service Center
          P.O. Box 378002, Denver, CO 80237-8002                                        Jackson National Life
                                                                                          Insurance Company
FOR OVERNIGHT DELIVERIES:                                                         ----------------------------------
            Jackson National Life Service Center                                  Insuring your financial future(R).
              8055 E. Tufts Avenue, 2nd Floor                                       Home Office: Lansing, Michigan
                     Denver, CO 80237                                                        800/539-9034

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